UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 5, 2013

(Exact Name of Registrant as Specified in Charter)

001-11302

(Commission

File Number)

OHIO	34-6542451
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

127 Public Square

Cleveland, Ohio 44114-1306

(Address of principal executive offices and zip code)

(216) 689-3000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

KeyCorp is filing this Current Report on Form 8-K to update its computation of consolidated ratio of earnings to combined fixed charges and preferred stock dividends to include computations for each of the nine-month periods ended September 30, 2013 and 2012.

The statement of computation of consolidated ratio of earnings to combined fixed charges and preferred stock dividends filed as Exhibit 12 to this Current Report on Form 8-K is hereby incorporated by reference into KeyCorp’s Registration Statement on Form S-3 (File No. 333-174865).

Item 9.01	Exhibits

Exhibit Number	Description

12	Computation of Consolidated Ratio of Earnings to Combined Fixed Charges and Preferred Stock Dividends.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

KeyCorp

Date: November 5, 2013

/s/ William J. Blake
	By:	William J. Blake
Deputy General Counsel and Assistant Secretary